www.i80gold.com	5190 Neil Road, Suite 110 Reno Nevada 89502 1.775.525.6450 1.888.346.1390

Exhibit 10.12
PRIVATE AND CONFIDENTIAL

January 12, 2024

[Redacted – personal information]

Re: Extension Acknowledgement – Silver Delivery Schedule

Reference is made to the purchase and sale agreement (silver) dated as of December 13, 2021 (the “Stream Agreement”) between, among others, the Seller, OMF Fund III (Hg) Ltd. (“Orion”) as Purchasers’ Agent (the “Stream Agent”) and the Purchasers party thereto. Unless otherwise defined herein, capitalized words and phrases shall have the meanings ascribed thereto in the Stream Agreement.

Shortfall Amount Delivery Extension
The parties acknowledge that, pursuant to the Stream Agreement, the Seller is obligated to deliver [Redacted – commercially sensitive information] ounces of Refined Silver to the Purchasers on January 15, 2024 (the “Delivery Deadline”) in respect of the Shortfall Amount for 2023 (the “2023 Shortfall Amount”). Subject to satisfaction of the conditions noted below, the parties hereby agree that the Delivery Deadline for the 2023 Shortfall Amount be extended to April 15, 2024 (the “Extension”).

Conditions
The Extension shall be subject to the satisfaction of the following conditions: (i) on or prior to January 15, 2024, i-80 Gold Corp. (“i-80”) shall pay to the Stream Agent, for the ratable benefit of the Purchaser, an amendment fee of US$[Redacted – commercially sensitive information] in cash to an account specified by the Stream Agent in writing, and (ii) on or prior to January 31, 2024 and subject to Toronto Stock Exchange ("TSX") approval, which approval i-80 should use commercially reasonable efforts to procure as promptly as possible, i-80 shall grant to the Stream Agent (or an affiliate thereof specified by the Stream Agent) [Redacted – commercially sensitive information] common share purchase warrants ("Warrants"), exercisable for a period of four years from the date of issuance with an exercise price that is [Redacted – commercially sensitive information]% above the lower of (A) C$[Redacted – commercially sensitive information]; and (B) the closing price of i-80’s common shares on the TSX on the trading day prior to the date on which such warrants are issued, provided that the exercise price of the Warrants shall not be lower than the five day volume weighted average trading price of the common shares of i-80 on the TSX for the five trading days immediately preceding the date on which such Warrants are issued; provided, further, that if the TSX does not approve such issuance of all of the Warrants, i-80 shall issue the number of Warrants that would be permitted by the TSX. The Warrants

www.i80gold.com	5190 Neil Road, Suite 110 Reno Nevada 89502 1.775.525.6450 1.888.346.1390

shall be represented by a warrant certificate in substantially the same form as the warrant certificate issued by i-80 to Orion Mine Finance Fund III LP on September 20, 2023. i-80 shall use commercially reasonable efforts to issue the Warrants prior to January 19, 2024. All applicable terms and conditions of the Stream Agreement will apply to the delivery of the 2023 Shortfall Amount.

The Seller, the Guarantors, the Stream Agent and the Purchasers shall do all such further acts and things and execute all such further documents as are reasonably required in order to give effect to the terms of this letter agreement.

This letter agreement shall be governed by and construed under the laws of the Province of Ontario and the federal laws of Canada applicable therein (without regard to its laws relating to any conflicts of laws), and each party irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario. The United Nations Vienna Convention on Contracts for the International Sale of Goods shall not apply to this letter agreement.

[Redacted – personal information]

Ewan Downie
CEO
i-80 Gold Corp.

www.i80gold.com	5190 Neil Road, Suite 110 Reno Nevada 89502 1.775.525.6450 1.888.346.1390

Accepted and agreed this _12___ day of January, 2024

OMF FUND III (HG) LTD., as Stream Agent and Purchaser
By:	(signed) “Dov Lader”
Name: Dov Lader
Title: Director

By:
Name:
Title:

PREMIER GOLD MINES USA, INC., as Guarantor
By:	(signed) “Ewan Downie”
Name: Ewan Downie
Title: Director

By:	(signed) “Ryan Snow”
Name: Ryan Snow
Title: VP Finance

OSGOOD MINING COMPANY, LLC, as Guarantor
By:	(signed) “Ewan Downie”
Name: Ewan Downie
Title: Director

By:	(signed) “Ryan Snow”
Name: Ryan Snow
Title: VP Finance

www.i80gold.com	5190 Neil Road, Suite 110 Reno Nevada 89502 1.775.525.6450 1.888.346.1390

RUBY HILL MINING COMPANY, LLC, as Guarantor
By:	(signed) “Ewan Downie”
Name: Ewan Downie
Title: Director

By:	(signed) “Ryan Snow”
Name: Ryan Snow
Title: VP Finance